UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    September 10, 2013

World Acceptance
            Corporation
(Exact Name of Registrant as Specified in its Charter)

South Carolina	0-19599	57-0425114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 Frederick Street
       Greenville, South Carolina  29607
(Address of Principal Executive Offices)
(Zip Code)

                            (864) 298-9801
(Registrant’s Telephone Number, Including
Area Code)

                                   Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On September 10, 2013, World Acceptance Corporation (the “Company”) announced that Kelly M. Malson plans to retire from her position as the Company’s Senior Vice President and Chief Financial Officer, with the timing of her departure dependent upon the Company’s process for finding a successor.

          A copy of the Company’s press release announcing Ms. Malson’s plan to retire is attached hereto as exhibit 99.1 and is incorporated herein by reference in response to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

 (d)      Exhibits

Exhibit 99.1 –Company Press release issued September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 10, 2013

World Acceptance Corporation

		By:	/s/ A. Alexander McLean, III
A. Alexander McLean, III
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Company press release issued September 10, 2013.